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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) June 28, 2010


                          Energy Income and Growth Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21549                  11-3716544
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01    Regulation FD Disclosure.


Energy Income and Growth Fund (the "Fund") is filing herewith a power point presentation to be discussed on a conference call the Fund is hosting with Energy Income Partners L.P., the Fund's investment sub-advisor, on June 30, 2010 at 4:15 P.M. Eastern Time. The purpose of the call is for the Fund's portfolio management team to provide an update for the Fund. The dial-in numbers and replay numbers are as follows:

-- Dial-in Numbers: (866) 865-6631; International (706) 679-1727; and Passcode # 83961569. Please call 10 to 15 minutes before the scheduled start of the teleconference.

-- Telephone Replay: (800) 642-1687; International (706) 645-9291; and Passcode # 83961569. The replay will be available after the call until 11:59 P.M. Eastern Time on Friday, July 30, 2010.



Item 9.01    Financial Statements and Exhibits.


     (d)   Exhibits

        Exhibit
        Number        Description

           99.1 PowerPoint presentation of First Trust Advisors, L.P. and Energy Income Partners L.P. dated June 30, 2010.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2010             ENERGY INCOME AND GROWTH FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1 PowerPoint presentation of First Trust Advisors, L.P. and Energy Income Partners L.P. dated June 30, 2010.